MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
                            FOCUS TWENTY SELECT FUND

                    Supplement dated November 6, 2001 to the
                         Prospectus dated April 17, 2001

     THE INFORMATION IN THE SECTION OF THE FOCUS TWENTY SELECT FUND'S PROSPECTUS CAPTIONED "ABOUT THE PORTFOLIO MANAGER" APPEARING ON PAGE 6 IS REVISED BY DELETING SUCH INFORMATION AND ADDING THE FOLLOWING:

     Michael S. Hahn has been the Portfolio Manager of the Fund since November 2001. Mr. Hahn has been an Associate Portfolio Manager of MLIM since 1999, and was a portfolio manager and analyst for the PBHG family of mutual funds from 1996 to 1999.



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                    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                    Supplement dated November 6, 2001 to the
            Statement of Additional Information dated April 17, 2001

     THE SECTION IN THE STATEMENT OF ADDITIONAL INFORMATION CAPTIONED "MANAGEMENT OF THE COMPANY" BEGINNING ON PAGE 27 IS AMENDED AS FOLLOWS:

     The biography of James D. McCall appearing on page 28 is hereby removed, and is replaced by the following biography of Michael S. Hahn who is primarily responsible for the day-to-day management of the Focus Twenty Select Fund's portfolio.

     Michael S. Hahn (34) - Portfolio Manager (1)(2) - Associate Portfolio Manager of MLIM since 1999; portfolio manager and analyst for the PBHG family of mutual funds from 1996 to 1999.